TEMPLETON CAPITAL ACCUMULATION PLANS II

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                                   PROSPECTUS
                                 JANUARY 1, 2001




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                     TEMPLETON CAPITAL ACCUMULATION PLANS II
                                   PROSPECTUS
                                 JANUARY 1, 2001

We designed the Templeton Capital Accumulation Plans II (the Plans or Plan) to help you develop and maintain a disciplined approach to long-term investing. The Plans allow you to accumulate capital in a mutual fund by making 180 fixed monthly investments, with the option to extend up to 300 investments. The Plans may be suitable for you if:

o you intend to invest your money for the long-term and

o you want a convenient way to regularly and continuously invest your money.

By participating in a Plan, you own shares in a Plan trust. The Plan trust invests your monthly investments, after deducting Sales Charges, in shares of a mutual fund called Templeton Capital Accumulator Fund, Inc. (the Fund). The Fund primarily invests in common stocks; the value of Fund shares fluctuates depending upon the value of the stocks and other assets it holds. Since each Plan share that you own equals one Fund share, the value of your Plan shares also will fluctuate. PLEASE READ THIS PROSPECTUS AND THE ATTACHED FUND PROSPECTUS BEFORE INVESTING IN THE PLANS, AND KEEP EACH PROSPECTUS FOR FUTURE REFERENCE. YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A PLAN.

We deduct the Sales Charges that you pay under your Plan during the first 12 investments of your Plan. Depending upon your monthly investment amount, Sales Charges in the first 12 investments of your Plan can be 50% of the total amount you invest during that year. Although you may be entitled to a refund of these Sales Charges in certain circumstances, you probably will lose money if you withdraw from or terminate your Plan in its early years. For more information on Sales Charges, please see page 8 of this prospectus.

              THE PLANS ARE NOT SUITABLE FOR SHORT-TERM INVESTMENT.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS LEGAL ONLY WHEN ACCOMPANIED BY THE CURRENT TEMPLETON CAPITAL ACCUMULATOR FUND, INC. PROSPECTUS WHICH IS INCLUDED BEHIND THIS PROSPECTUS






                     TEMPLETON CAPITAL ACCUMULATION PLANS II

                                 JANUARY 1, 2001

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in the Glossary.

                  TABLE OF CONTENTS

                  ABOUT THE PLANS

         3        How a Plan Can Help You

         3        Plan Highlights

         4        How Do the Plans Invest Their Assets?

         4        Who Manages the Plans?

         5        How Taxation Affects Planholders

         5        How Are the Plans Organized?

                  ABOUT YOUR PLAN

         6        How Do I Choose a Plan?

         9        How Do I Start a Plan?

         9        What Distributions Might I Receive?

         9        Partial Withdrawals

         10       How Do I Cancel My Plan and Obtain a Refund?

         11       How Do I Terminate My Plan?

         12       Transaction Procedures and Special Requirements

         14       Services to Help You Manage Your Plan

         15       What If I Have Questions About My Plan?

         16       Financial Statement

         20       Glossary

                  APPENDIX

         21       Officers and Directors of the Sponsor

No salesman, dealer or other person is authorized by the Sponsor, the Plans, or the Fund, to give any information or make any representation other than those contained in this prospectus or in the Fund prospectus and Statement of Additional Information (SAI), or in any other printed or written material issued under the name of Franklin Templeton Distributors, Inc. or the Fund. No person should rely upon any information not contained in these materials.






ABOUT THE PLANS

                             HOW A PLAN CAN HELP YOU

Many people who want to build an investment portfolio find it difficult to save the money necessary to make periodic stock purchases. The Plans are designed to help such people.

These Plans make it possible to build equity over a period of years by investing a modest sum each month in mutual fund shares.

The value of Plan shares is subject to the fluctuations in the value of the securities in the Fund's portfolio. A Plan calls for monthly investments at regular intervals regardless of the price level of the shares. You should therefore consider your current financial situation, your financial ability to continue a Plan, and your investment goals. A Plan offers no assurance against loss and does not eliminate the risk inherent in the ownership of any security. Terminating your Plan at a time when the value of Plan shares you acquired is less than their cost will result in a loss.

                                 PLAN HIGHLIGHTS

o The Plans allow you to invest a fixed amount each month in the Fund. The minimum investment amount is $50.00 a month. The Plans may be suitable for an investor who seeks the discipline of a fixed monthly investment program.

o The Plans are designed for long-term investment.

o You will not own Fund shares directly. You will own shares in a Plan trust that invests in Fund shares. Each Plan share that you own equals one share in the underlying Fund. Please read the attached Fund prospectus before investing in the Plans, and save it for future reference.

o You will pay a Sales Charge on each of the first twelve monthly investments. The amount of the Sales Charge may vary depending on the size of your monthly investment. The Sales Charge could total as much as 50% of the money invested in the first 12 investments. Please read "How Do I Choose a Plan?" on page 6 for more information about the fees that you will pay under the Plans.

o Subject to certain restrictions, you may increase or decrease the amount of your fixed monthly investments by sending in a notice and a new completed Plan application. See "Services to Help You Manage Your Plan - Changing the Amount of Your Monthly Investment" on page 14 for more information.

o Unless you terminate your Plan, you will make a total of 180 investments, usually one per month. Once you have made 180 investments, you may participate in the Systematic Withdrawal Program. This Program allows you to receive regular cash payments from your account of $50 or more monthly, quarterly, semiannually or annually.

o You may complete your Plan ahead of schedule by making monthly investments before their due date or by prepaying monthly investments. See "Services to Help You Manage Your Plan - Making Investments Ahead of Schedule" on page 14.

o Upon completion of your 180 investments you may continue to make an additional 120 investments. You may not make more than an additional 120 investments or make more than a total of 300 investments.

o You may withdraw some of your Plan shares at any time without terminating your Plan. See "Partial Withdrawals" on page 9 for more information.

o You may terminate your Plan at any time. In some limited circumstances, you may receive a refund of all or a portion of the sales charges paid. See "How Do I Terminate My Plan?" on page 11 for more information.

o The Plans have invested in the Fund since they began investment operations. We may decide to invest the Plans in some investment other than the Fund if we decide that it would be in the best interest of Planholders. The SEC must approve any substitution and you will receive prior written notification of any substitution. See "How Do the Plans Invest Their Assets - A Change in the Underlying Investment" below for more information.

o We may terminate your Plan at any time if Fund shares are not available and a substitute investment is not made or if no investment is made during each six month period. See "How Do I Terminate My Plan?" on page 11 for more information.

o The minimum subsequent investment amount is $50.

                      HOW DO THE PLANS INVEST THEIR ASSETS?

The Plans invest in Fund shares. Each Plan share equals one Fund share. The Fund is an open-end, diversified investment company, commonly called a mutual fund. A mutual fund offers investors professional investment management and reduced investment risk through diversification.

The Fund's investment goal is long-term capital growth. The Fund seeks to meet its goal by investing in common stocks and other securities of companies of any nation that Investment Counsel, the Fund's investment manager, believes have the potential for capital growth. Most of the Fund's portfolio securities will pay little, if any, income. Please see the attached Fund prospectus for a description of the Fund's investment policies, risks, operating expenses, organization and management.

You may obtain the Fund's SAI, which is a legal part of the Fund prospectus, at no charge by calling 1-800-774-9697.

A CHANGE IN THE UNDERLYING INVESTMENT

The Sponsor may invest Plan shares in an investment other than the Fund if it decides that it would be in the best interests of Planholders. Any substitute investment will be generally comparable in character and quality to the Fund shares, and will be securities registered with the SEC under the Securities Act of 1933, as amended. Before the Sponsor can make a substitution, it must obtain SEC approval and notify you in writing about the proposed substitution. The notice will describe the new investment and will advise you that, unless you terminate your Plan within 30 days of when we mail you the notice, we will assume that you have consented to the substitution and have agreed to bear your pro rata share of expenses and taxes in connection with the substitution.

If you do not terminate your Plan within 30 days from the date of the written notice, we will purchase shares of the new investment for you with the proceeds of any Plan investments and any reinvested distributions. If the Sponsor wants to exchange Fund shares for the new shares, the new shares will have an aggregate value equal to the value of the Fund shares. You may incur taxes when we substitute underlying investments. Please consult your tax advisor.

If Fund shares are not available for purchase for a period of 120 days or longer, and the Sponsor or the Custodian fails to substitute investments, the Custodian of the Plan may terminate your Plan.

                             WHO MANAGES THE PLANS?

THE CUSTODIAN. The Custodian is responsible for the protection and safekeeping of the assets of the Plans and for the maintenance of the Plans' records and accounts. State Street Bank and Trust Company, 225 Franklin Street, Boston Massachusetts 02101, organized as a trust company under the laws of Massachusetts, is the Custodian for the Plans under a Custodian Agreement with the Sponsor and maintains custody of the assets of the Plans. The Plan Custodian Agreement is governed by Massachusetts's law, except where such law is determined to conflict with the Investment Company Act of 1940, as amended.

The Custodian has only those obligations specifically imposed by its Custodian Agreement with the Sponsor. These obligations do not include the duties of investment ordinarily imposed upon a trustee. The Custodian has no responsibility for the choice of the underlying investment, for the investment policies and practices of the Fund or for the acts or omissions of the Sponsor or Investment Counsel.

The Custodian Agreement cannot be amended to adversely affect the rights and privileges of the Planholders without their written consent. Neither may the Custodian resign unless a successor has been designated and has accepted the custodianship. The successor must be a bank or trust company with at least $2,000,000 in capital, surplus and undivided profits. The Custodian may be changed by the Sponsor without notice to, or approval of, Planholders. The Custodian may terminate its obligation to accept new Plans for custodianship if the Sponsor fails to act as required by the Custodian Agreement or by terminating the Custodian Agreement upon 90 days' notice to the Sponsor. Under the Custodian Agreement, the Sponsor has agreed to indemnify the Custodian from all liability arising from the Sponsor's failure to comply with any applicable laws.

THE SPONSOR. The Sponsor is responsible for selling Plan shares, preparing and distributing promotional materials, and responding to Planholder inquiries. The Sponsor may contract with one or more responsible parties to perform some or all of these services. Franklin Templeton Distributors, Inc., a New York corporation organized on November 19, 1947 and a wholly owned subsidiary of Resources, is the Sponsor for the Plans. The Sponsor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the NASD. The Sponsor is the principal underwriter of the investment companies in the Franklin Templeton funds, including the Fund.

                        HOW TAXATION AFFECTS PLANHOLDERS

For Federal income tax purposes, Planholders are treated as direct owners of the Fund's shares.

Designated capital gain distributions, which are automatically reinvested in additional Plan shares, are treated as long-term capital gains. As more fully described under "Distributions and Taxes" in the Fund's prospectus, dividends and distributions are taxable to you individually. Gains realized on cash withdrawals also generally will be subject to tax; the ability to deduct losses from such withdrawals may be limited. You will receive notice regarding taxes each year.

You are responsible for all taxes payable on any profits on the sale or transfer of Plan shares or other property credited to your account under your Plan and for any taxes levied or assessed with respect to your Plan shares or the income from the Plan.

                          HOW ARE THE PLANS ORGANIZED?

The Plan trust is registered with the SEC as a unit investment trust under the 1940 Act. This does not mean that the SEC supervises the Plan trust's management or investment practices or policies.

Although you do not own Fund shares directly, you, as a Planholder, have certain voting rights with respect to the Fund. You may attend any shareholder meeting of the Fund. You may ask the Custodian to furnish you with a proxy or otherwise arrange for you to exercise your voting rights. We will notify you at least 10 days before any vote of shareholders of the Fund or Plan. We will vote the Fund shares held for your Plan account as you instruct. If you do not give us instructions, we will vote your shares proportionately in accordance with instructions received from other Planholders.

ABOUT YOUR PLAN

                             HOW DO I CHOOSE A PLAN?

The Plans are available in different monthly investment amounts, ranging from $50 to $10,000 per month. You make 180 monthly investments. You should choose the monthly investment amount that best suits your financial situation and investment goals. The following tables should help you decide which Plan is best for you.

This table shows the range of available monthly investment amounts for a Plan, total of the 180 investments that you would make, and the Sales Charges applied to each monthly investment. The table shows just the 180 investments that you would make. The table does not reflect past or projected investment performance, dividends, or income of the Fund or the Plan.

               MONTHLY INVESTMENTS AND SALES CHARGES FOR THE PLANS

                                                             SALES CHARGES
                               ----------------------------------------------------------------------------
                                                                       % OF         % OF
    MONTHLY                                                            CHARGES     CHARGES       MONTHLY
  INVESTMENT      TOTAL        INVESTMENT    INVESTMENT     TOTAL      TO TOTAL    TO NET       INVESTMENT
    AMOUNT      INVESTMENTS    1 THRU 12     13 THRU 180    CHARGE    INVESTMENT  INVESTMENT      AMOUNT
------------- -------------- -------------- ------------- ---------- ----------- ------------ -------------
   $50.00       $9,000.00       $25.00        $0.00         $300.00     3.33%       3.45%          $50.00
    75.00       13,500.00        37.50         0.00          450.00     3.33        3.45            75.00
   100.00       18,000.00        50.00         0.00          600.00     3.33        3.45           100.00
   125.00       22,500.00        62.50         0.00          750.00     3.33        3.45           125.00
   150.00       27,000.00        75.00         0.00          900.00     3.33        3.45           150.00
   166.66       29,998.80        83.33         0.00          999.96     3.33        3.45           166.66
   200.00       36,000.00       100.00         0.00        1,200.00     3.33        3.45           200.00
   250.00       45,000.00       125.00         0.00        1,500.00     3.33        3.45           250.00
   300.00       54,000.00       150.00         0.00        1,800.00     3.33        3.45           300.00
   350.00       63,000.00       175.00         0.00        2,100.00     3.33        3.45           350.00
   400.00       72,000.00       200.00         0.00        2,400.00     3.33        3.45           400.00
   450.00       81,000.00       225.00         0.00        2,700.00     3.33        3.45           450.00
   500.00       90,000.00       250.00         0.00        3,000.00     3.33        3.45           500.00
   600.00      108,000.00       300.00         0.00        3,600.00     3.33        3.45           600.00
   700.00      126,000.00       350.00         0.00        4,200.00     3.33        3.45           700.00
   800.00      144,000.00       400.00         0.00        4,800.00     3.33        3.45           800.00
   900.00      162,000.00       450.00         0.00        5,400.00     3.33        3.45           900.00
 1,000.00      180,000.00       500.00         0.00        6,000.00     3.33        3.45         1,000.00
 1,250.00      225,000.00       625.00         0.00        7,500.00     3.33        3.45         1,250.00
 1,500.00      270,000.00       675.00         0.00        8,100.00     3.00        3.09         1,500.00
 1,750.00      315,000.00       700.00         0.00        8,400.00     2.67        2.74         1,750.00
 2,000.00      360,000.00       750.00         0.00        9,000.00     2.50        2.56         2,000.00
 2,500.00      450,000.00       812.50         0.00        9,750.00     2.17        2.21         2,500.00
 5,000.00      900,000.00     1,250.00         0.00       15,000.00     1.67        1.69         5,000.00
10,000.00    1,800,000.00     1,500.00         0.00       18,000.00     1.00        1.01        10,000.00

As explained more fully under "Services to Help You Manage Your Plan - Extended Investment Option" on page 14, you may extend the life of your Plan by making an additional 120 investments. This table shows the same type of information as the previous table, but we adjusted the information for Plans extended to a total of 300 investments.

                      MONTHLY INVESTMENTS AND SALES CHARGES

              IF YOU EXTEND YOUR PLAN TO A TOTAL OF 300 INVESTMENTS

                                                     SALES CHARGES
                           ---------------------------------------------------------------------------
                                                                 % OF           % OF
   MONTHLY                                                       CHARGES       CHARGES      MONTHLY
 INVESTMENT      TOTAL      INVESTMENT   INVESTMENT    TOTAL    TO TOTAL       TO NET      INVESTMENT
   AMOUNT      INVESTMENT    1 THRU 12   13 THRU 300   CHARGE   INVESTMENT    INVESTMENT     AMOUNT
----------- -------------- ------------ ------------ --------- ------------ ------------- ------------
   $50.00      $15,000.00      $25.00      $0.00      $300.00      2.0%        2.04%        $50.00
    75.00       22,500.00       37.50       0.00       450.00      2.0         2.04          75.00
   100.00       30,000.00       50.00       0.00       600.00      2.0         2.04         100.00
   125.00       37,500.00       62.50       0.00       750.00      2.0         2.04         125.00
   150.00       45,000.00       75.00       0.00       900.00      2.0         2.04         150.00
   166.66       49,998.08       83.33       0.00       999.96      2.0         2.04         166.66
   200.00       60,000.00      100.00       0.00     1,200.00      2.0         2.04         200.00
   250.00       75,000.00      125.00       0.00     1,500.00      2.0         2.04         250.00
   300.00       90,000.00      150.00       0.00     1,800.00      2.0         2.04         300.00
   350.00      105,000.00      175.00       0.00     2,100.00      2.0         2.04         350.00
   400.00      120,000.00      200.00       0.00     2,400.00      2.0         2.04         400.00
   450.00      135,000.00      225.00       0.00     2,700.00      2.0         2.04         450.00
   500.00      150,000.00      250.00       0.00     3,000.00      2.0         2.04         500.00
   600.00      180,000.00      300.00       0.00     3,600.00      2.0         2.04         600.00
   700.00      210,000.00      350.00       0.00     4,200.00      2.0         2.04         700.00
   800.00      240,000.00      400.00       0.00     4,800.00      2.0         2.04         800.00
   900.00      270,000.00      450.00       0.00     5,400.00      2.0         2.04         900.00
 1,000.00      300,000.00      500.00       0.00     6,000.00      2.0         2.04       1,000.00
 1,250.00      375,000.00      625.00       0.00     7,500.00      2.0         2.04       1,250.00
 1,500.00      450,000.00      675.00       0.00     8,100.00      1.8         1.83       1,500.00
 1,750.00      525,000.00      700.00       0.00     8,400.00      1.6         1.63       1,750.00
 2,000.00      600,000.00      750.00       0.00     9,000.00      1.5         1.52       2,000.00
 2,500.00      750,000.00      812.50       0.00     9,750.00      1.3         1.32       2,500.00
 5,000.00    1,500,000.00    1,250.00       0.00    15,000.00      1.0         1.01       5,000.00
10,000.00    3,000,000.00    1,500.00       0.00    18,000.00      0.6          0.6      10,000.00

This table shows an example of a $100 per Month Plan. It shows you the amount invested and Sales Charges paid at different points in time. In this example, we assumed that all monthly investments are made on time, but we did not include or reflect dividends and distributions from the Fund.

                    A TYPICAL $100 PER MONTH INVESTMENT PLAN



                          AT THE END OF INVESTMENT  AT THE END OF 6 MONTHS    AT THE END OF 1 YEAR            2 YEARS
                                   AMOUNT               (6 INVESTMENTS)        (12 INVESTMENTS)           (24 INVESTMENTS)
                         ------------------------- ------------------------- ----------------------- --------------------------
                         AGGREGATE    % OF TOTAL    AGGREGATE   % OF TOTAL    AGGREGATE   % OF TOTAL   AGGREGATE    % OF TOTAL
                          AMOUNT      INVESTMENTS    AMOUNT     INVESTMENTS    AMOUNT    INVESTMENTS    AMOUNT     INVESTMENTS
                       ------------ -------------  ----------- ------------- ----------- ------------ ----------- -------------
180 INVESTMENTS
Total Investments        $18,000         100%        $600           100%       $1,200        100%       $2,400       100%
Deduct:
 Sales Charge               $600        3.33%        $300            50%         $600         50%         $600        25%
Net Amount Invested
 Under Plan              $17,400       96.67%        $300            50%         $600         50%       $1,800        75%
300 INVESTMENTS
Total Investments        $30,000         100%        $600           100%       $1,200        100%       $2,400       100%
Deduct:
 Sales Charge               $600        2.00%        $300            50%         $600         50%         $600        25%
Net Amount Invested
 Under Plan              $29,400       98.00%        $300            50%         $600         50%        $1,800       75%


SALES CHARGES

The Sponsor receives a Sales Charge to compensate it for creating the Plans and for selling expenses and commissions paid to Securities Dealers. You pay a Sales Charge on the first 12 investments of a Plan. For example, on a $50 per month Plan, $25 is deducted from each of the first 12 monthly investments. After the 12th investment, the Sales Charge is eliminated on each subsequent monthly investment. Deductions decrease proportionately on certain larger plans. See the tables on pages 6 and 7.

SALES CHARGE REDUCTIONS

You may be able to reduce Sales Charges by combining Plans to take advantage of the lower Sales Charges on higher monthly investments:

o Two or more Plans purchased at one time may be combined.

o If you purchase a new Plan(s) or increase your monthly investment under an existing Plan, you may combine the new purchase or increase with any existing, current Plan(s). Further, IRA Plans at $166.66 per month may become eligible for lower Sales Charges on subsequent investments if such Plans are included as part of the basis for reduced Sales Charges on new Plans or Plan size increases on existing Plans, and are current with all investments.

You may combine Plans owned by one or more of the following:

o an individual,

o his or her spouse,

o children or grandchildren under the age of 21, or

o a trustee or other fiduciary of a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a Plan qualified under Section 401 of the Code).

In the case of Plans purchased at the same time, you must submit all the applications together, along with a cover letter requesting that the Plans be combined to reduce Sales Charges. If you want to combine a new Plan purchase or Plan increase with a current Plan, you or your Securities Dealer must notify us at the time the purchase or increase is made. Two or more Plans may be combined to reduce Sales Charges only so long as you continue to make monthly investments on each Plan.

For rights of accumulation, a Plan is considered to be current if:

1) it has been completed and not redeemed;

2) it has not been completed but has at least as many investments recorded as there are months since the establishment date or since a Plan size increase date; or

3) it is a tax qualified plan or an IRA.

SECURITIES DEALERS AND SALES CHARGES

Securities Dealers receive 75% to 95% of the Sales Charges that you pay. The Sponsor also may pay a bonus or other incentive to Securities Dealers that employ registered representatives who sell a specified dollar amount of the Plans and/or other Franklin Templeton funds.

These Securities Dealers are independent contractors. Neither the Sponsor nor the Custodian is responsible for their acts or obligations.

                             HOW DO I START A PLAN?

To start a Plan, have your Securities Dealer mail your completed application (which is attached to this prospectus) to the Sponsor with a check for the monthly investment amount of your Plan, made out to State Street Bank and Trust Company. After the Sponsor accepts your application, the Sponsor will send you a confirmation statement showing the number of Plan shares purchased for your account.

You may send your subsequent investments directly to us at:

                      BOSTON FINANCIAL DATA SERVICES, INC.
                                  P.O. BOX 8300
                         BOSTON MASSACHUSETTS 02266-8300

We will apply your investments, after deducting applicable Sales Charges, toward the purchase of Plan shares.

                       WHAT DISTRIBUTIONS MIGHT I RECEIVE?

All dividends and distributions will be automatically reinvested on the payment date in additional Plan shares at Net Asset Value, unless you choose to receive cash. Net Asset Value will be calculated as described in the Fund's prospectus under the heading "Account Policies - Calculating Share Price."

The Net Asset Value per share will decrease by the amount of the dividend and capital gains distributions on the ex-dividend date of the distributions. See "How Taxation Affects Planholders" on page 5.

                               PARTIAL WITHDRAWALS

If you withdraw all your Plan shares, your Plan will terminate. But you may withdraw less than all your Plan shares without terminating your Plan. If you have owned your Plan for at least 45 days, you may withdraw up to 90% of your shares from your account and receive Fund shares. Or, you may redeem up to 90% of your shares and receive cash. If you choose to receive cash, you must redeem at least $100, but no more than 90% of the value of the shares. If you redeem 90% of the net asset value of the shares and leave less than $100 in your Plan, we may automatically redeem the entire balance in your Plan.

If you receive cash for your redemption, you may reinvest up to the amount you received without a Sales Charge after 90 days from the date of redemption. We will reinvest your cash based on the current net asset value of Fund shares. IRAs may be reinvested after 45 days. We do not limit the number of redemptions you can make, but you must redeem at least $100 each time. If the amount you redeemed exceeds $500, you do not need to reinvest the entire amount you redeemed at once. That is, any reinvestment may equal the amount you redeemed or at least $500, whichever is less.

Your request should be sent to:

                      BOSTON FINANCIAL DATA SERVICES, INC.
                                  P.O. BOX 8300
                         BOSTON MASSACHUSETTS 02266-8300

All written withdrawal and redemption requests must be signed by the registered Planholder. We will mail your redemption proceeds to the address we have on our records unless you send us other instructions with a signature guarantee. A partial withdrawal or subsequent reinvestment will not change the total number of monthly investments under your Plan or the unpaid balance of your monthly investments. Although we do not charge you a fee to partially withdraw or redeem, you will be liable for any taxes. Please consult your tax advisor. Please clearly identify your reinvestment request so we can distinguish it from your regular monthly investments.

Ordinarily, we will send you a check within seven days after we receive your request. But if you pay your monthly investment by check, we may delay sending your money until your check has cleared.

We will need an instruction letter from you in order to send your proceeds if:

o you redeem more than $100,000,

o the redemption check is made payable to someone other than the Planholder we have on our records, or

o the redemption check is to be sent to an address different from the one we have on our records.

This letter must be signed by all Planholders and each must have a signature guarantee.

Additional requirements under the tax laws apply to withdrawals and redemptions from IRAs and retirement plan accounts. You must complete certain forms, which are available from us, before we can process your request. To comply with the Code, we may withhold a portion of your withdrawal or redemption proceeds. We assume no responsibility for determining whether a withdrawal or redemption satisfies applicable tax laws and will not be responsible for any penalties.

                  HOW DO I CANCEL MY PLAN AND OBTAIN A REFUND?

CANCELING WITHIN 60 DAYS

Within 60 days after your initial Plan investment (the date of your initial investment appears on the confirmation statement for your initial investment), we will send you a notice about your cancellation rights. If you elect to cancel within 45 days of when we mail that notice, we will send you a cash refund equal to:

1) the total value of your Plan shares on the date that we receive your cancellation request PLUS

2) all Sales Charges you paid PLUS

3) all fees, if any, including any applicable Retirement Plan maintenance fee.

CANCELING WITHIN 18 MONTHS

You may cancel your Plan at any time within eighteen months after your purchase date. If you cancel your Plan, we will send you a cash payment equal to:

1) the total value of your Plan shares on the date we receive your request PLUS

2) a refund of all Sales Charges you paid up to the cancellation date MINUS

3) 15% of the total amount you have invested as of that date.

We will send you a written notice about your 18-month cancellation right if:

o after 15 months from your purchase date, you have missed at least 3 monthly investments, or

o you miss at least one monthly investment between your 15th month and your 18th month.

If we have already sent you a notice at 15 months, we will not send you a second notice even if you miss additional monthly investments.

The notice will include your cancellation rights, the value of your account when we send you the notice, and the amount you would receive if you canceled your Plan.

To cancel your Plan, please write us at:

                      BOSTON FINANCIAL DATA SERVICES, INC.
                                  P.O. BOX 8300
                         BOSTON MASSACHUSETTS 02266-8300

If your cancellation request involves more than $100,000, we will need a signature guarantee. If you would like to reinstate your Plan and have your redemption proceeds invested after cancellation please see "Reinstating After Termination" below. You may incur taxes if you cancel your Plan. Please consult your tax advisor.

                           HOW DO I TERMINATE MY PLAN?

After your cancellation rights expire, you may terminate your Plan at any time by sending us a written request. Terminating your Plan is different from canceling your Plan because when you terminate, you do not receive a refund of Sales Charges.

You can choose to receive cash or Fund shares. If you choose cash, we would withdraw your shares, redeem them and send you the proceeds. We will need a signature guarantee to process your request, which must be signed by all registered Planholders, if:

o you redeem more than $100,000,

o the redemption check is made payable to someone other than the Planholder(s) we have on our records, or

o the check is to be sent to an address different from the one we have on our records.

The redemption price of Fund shares will be the Net Asset Value next determined after we receive your request.

If you choose to receive Fund shares, your Plan shares will be exchanged for Fund shares. Then, you may keep your Fund shares or exchange them for shares of certain other Franklin Templeton funds. Exchanges are more fully described in the Fund's prospectus under "Investor Services - Exchange Privilege." If you exchange your Fund shares for shares of another Franklin Templeton fund, you cannot exchange the other fund's shares back into Templeton Capital Accumulation Fund or Plan shares.

We can suspend your right to redeem your Plan shares when:

o trading on the NYSE is restricted

o the NYSE is closed for other than weekends and holidays, or

o the SEC declares an emergency.

You may not withdraw cash from your account (see "Partial Withdrawals" on page
9) while your right to redeem Plan shares is suspended.

REINSTATING AFTER TERMINATION

If you terminate your Plan, you may reinstate your Plan and have your redemption proceeds invested within 90 days without any Sales Charges by re-opening an identically registered Plan. To use this privilege, we must receive your reinstatement request and payment within 90 days after you terminated your Plan. We will invest your redemption proceeds based on the net asset value per Fund share next determined after we receive your request and payment. Generally, you may use this privilege only once, however, the Sponsor in its sole discretion may allow additional reinstatement privileges or offer additional replacement options from time to time. You may incur taxes on your reinstatement. Please consult your tax advisor.

You may use this replacement privilege if you have terminated your Plan. You may use the partial withdrawal privilege if you do not want to terminate your Plan (see "Partial Withdrawals" on page 9).

If you cancel your Plan (see "How Do I Cancel My Plan and Obtain a Refund?" on page 10) and want to reinvest the proceeds, any refunded Sales Charges will be deducted from your reinvestment.

AUTOMATIC TERMINATION

We may terminate your Plan after you have made 300 monthly investments or if Fund shares are not available and we have not made a substitution, as described under "How Do the Plans Invest Their Assets? - A Change in the Underlying Investment" on page 4.

We will send you a written notice 60 days before we actually terminate your Plan. On termination, we may liquidate all your Plan shares, or enough Plan shares to pay all Sales Charges.

You will not receive interest on any of your cash balances. If you do not terminate your Plan within 60 days after we send you written notice, we will mail you the shares or a check to the address noted on your Plan records. At this point, you will have no rights under the Plan. But if the shares or the check are returned to us undelivered, we will hold these assets for your benefit, subject only to state law.

                 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

The Plans invest in the Fund at Net Asset Value. The Fund's Net Asset Value is based on the value of the securities the Fund owns. Since the Fund primarily invests in common stocks, the value of its securities and the net asset value of its shares fluctuate depending upon the stock market. In other words, if the stock market declines, so will the value of the Fund's securities and the Net Asset Value of its shares. We base the value of Plan shares on the Net Asset Value of Fund shares. One Plan share equals one Fund share, and the Net Asset Value of a Plan share equals the Net Asset Value of a Fund share. As a result, the value of Plan shares also will fluctuate depending on the stock market, the value of the Fund's securities and the Net Asset Value of Fund shares.

A Plan calls for monthly investments regardless of the value of Plan or Fund shares. As a result, you should consider your tolerance for risk and volatility before investing. A Plan offers no assurance against loss and does not eliminate the risk of owning any security. If you terminate your Plan when the value of your Plan shares is less than their cost, you will lose money.

SIGNATURE GUARANTEES

You can have your signature guaranteed by an eligible guarantor. Eligible guarantors include:

o banks, savings and loans associations, trust companies, industrial loan companies and credit unions,

o national securities exchanges, registered securities associations and clearing agencies,

o broker-dealers that are members of a national securities exchange or a clearing agency or that have minimum net capital of $100,000, or

o institutions that participate in a recognized signature medallion program.

A notarized signature is not sufficient. We may require signature guarantees on various cash transactions. Also, we require a signature guarantee to transfer Plan shares, or if we believe that it would protect against potential confusion or claims. For example, we may require a signature guarantee when:

o we are unable to confirm the current address of one or more joint owners of an account,

o multiple owners have a dispute or give us inconsistent instructions,

o we have been notified of a potential claim,

o we receive instructions from an agent, not the actual registered owner,

o we determine that joint owners who are married to each other are separated or may be in divorce proceedings, or

o we are not satisfied that a representative of a corporation, partnership, association, or other entity has proper authority.

TELEPHONE TRANSACTIONS

You may redeem Plan shares by telephone unless you tell us in writing not to allow telephone transactions. If you change your mind, you must send us written instructions to authorize telephone transactions for your Plan. These written instructions must be signed by each Planholder, with a signature guarantee.

As long as your transaction is for $100,000 or less and you have not changed your address by phone within the last 15 days, you can sell your shares by phone. A check will be mailed to the name(s) and address on the account. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

Telephone transactions are very convenient, but carry some risk. For your protection, we will ask for information to confirm the identity of the caller and whether the transaction is legitimate. We may delay or refuse a transaction if we are not reasonably satisfied that the transaction is legitimate. We may record your telephone call.

We are not responsible for any loss that occurs if we delay or refuse a telephone transaction, or if you are unable to execute a transaction by telephone. We also are not responsible for any loss if we follow instructions by phone that we reasonably believe are genuine.

You should not have any difficulty in reaching us by phone. If you do, you may ask your Securities Dealer for assistance or send us written instructions. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call the Boston Financial Data Services at 1-800-774-9697.

INDIVIDUAL RETIREMENT ACCOUNTS

You may be eligible to set up an IRA. We offer an IRA Agreement for investment in the Plans through the Custodian. Under the Agreement, the Custodian will provide custodial and other services to you for an annual service fee of $10.00. The Custodian is qualified under IRS regulations to act as an IRA custodian.

You may start an IRA by executing the IRA Application and by making the initial Plan investment. An IRA is subject to additional policies and procedures and may be different than those described in this prospectus. For more information please call Boston Financial Data Services at 1-800-774-9697.

A Roth IRA established by conversion of a Plan regular IRA shall not be considered to create a new Plan.

We invest your contributions on the day they are received by the Custodian. Within seven days of making your initial contribution, you may ask us in writing to revoke your IRA account and receive the greater of the net asset value of your account (including the Sales Charges) or the amount that you contributed.

TAX-SHELTERED RETIREMENT PLANS

You may purchase a Plan to establish a tax-sheltered retirement plan, including a custodial account under Section 403(b) of the Code (403(b) accounts) or a qualified retirement plan under Section 401(a) of the Code (QRPs). A tax-sheltered retirement plan may not be established by changing the registration of an existing plan. The Custodian or Franklin Templeton Bank and Trust may serve as either trustee or custodian for these plans. Each currently charges a fee of $10.00 per year for maintaining an account. QRPs may only be established if your Securities Dealer is not considered a fiduciary, as that term is defined in Section 3(21) of the Employee Retirement Income Security Act of 1974. For further information and details about these plans please contact Boston Financial Data Services at 1-800-774-9697.

If you establish a Plan in a 403(b) account or QRP, you likely will release any cancellation and refund rights that you may have under the Plan (see "How Do I Cancel My Plan and Obtain A Refund?" on page 10) because of the withdrawal restrictions of your 403(b) account or QRP. To establish a 403(b) account or QRP, you must sign a form, supplied by your Securities Dealer, acknowledging the restrictions on your cancellation and refund rights.

TRANSFERRING YOUR PLAN

You may transfer your Plan to another person, such as a relative, charitable institution or trust, who will only have the right to fully withdraw from the Plan. Or, you can transfer your Plan to another person, trustee or custodian that is acceptable to us and who has applied to us for a similar Plan. If you would like to transfer your Plan to someone else, please contact us and we will give you the appropriate form. Transfers may be subject to tax. Please consult your tax advisor.

                      SERVICES TO HELP YOU MANAGE YOUR PLAN

AUTOMATIC INVESTMENT PROGRAM

The automatic investment program offers a convenient way to invest in a Plan. Under the program, you can have money transferred automatically from your checking or savings account to a Plan each month to buy additional shares. Military service members may also fund their plans using Military Government Allotment. If you are interested in this program, please contact your investment representative. The market value of Fund shares may fluctuate and a systematic investment program such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by sending a written notice to the Custodian, which must be received at least 10 days prior to the collection date.

CHANGING THE AMOUNT OF YOUR MONTHLY INVESTMENT

You may increase or decrease your Plan's fixed monthly investment by sending or having your Securities Dealer send the Custodian a written notice and a new Plan application. You may choose any monthly investment amount shown in the tables on pages 6 and 7. The Sales Charges that you pay will be adjusted to reflect your change.

o You may increase your monthly investment at any time.

o If you increase your monthly investment, you have 12 months to change your mind, but you may not decrease your Plan lower than your original monthly investment amount, except as described below.

o In the first 12 months of opening your new Plan, you may decrease your monthly investment by 50%.

The Sales Charges already paid on the existing Plan will be credited to the Sales Charge applicable to the new Plan. Excess Sales Charges will be invested at net asset value on the day the change occurs. Amounts still due will be paid as Sales Charge in twelve equal amounts over the next twelve subsequent monthly investments.

MAKING INVESTMENTS AHEAD OF SCHEDULE

You are normally expected to make 12 regularly scheduled investment each calendar year. If you wish to complete your Plan ahead of schedule, you may make advance investments singly or in lump sum amounts at any time during the life of your Plan, but the number of all your advance investments may not exceed 48 advance investments in total over the life of your Plan. These prepayment rules may be waived for a transfer or rollover into a tax-qualified retirement plan, or in the event of your death to allow your Plan to be completed at one time by your estate or beneficiary. Monthly investments may also be paid in lump sum amounts to make a plan that is in arrears current. You pay the same Sales Charges when you make advance investments.

EXTENDED INVESTMENT OPTION

Under our Extended Investment Option, you may continue to make monthly investments for up to an additional 120 investments after completing all 180 scheduled investments.

All Extended Investment Options will end after a total of 300 monthly investments.

SYSTEMATIC WITHDRAWAL PROGRAM

When you complete your 180 investments, you may make regular cash withdrawals under our Systematic Withdrawal Program. Under this program, we will redeem enough of your Plan shares to provide regular cash payments to you of $50 or more on a monthly, quarterly, semiannual or annual basis. To participate in the program, the value of your account must be at least $5,000. Currently, there are no charges for withdrawals under our Systematic Withdrawal Program. Except for the $50 minimum, there is no limit on the size of your withdrawals. You may change the amount of your cash withdrawal or discontinue it at any time. Please call the Boston Financial Data Services at 1-800-774-9697 for information on how to establish a Systematic Withdrawal Program. The Sponsor in its sole discretion may allow Planholders who have not completed their Plan to establish a Systematic Withdrawal Program.

Please note that:

o Withdrawals in excess of dividends and distributions may exhaust your account, and cannot be considered as income on your investment.

o You may realize a gain or loss for tax purposes on each cash withdrawal.

o If you own two or more Plans, it probably is not in your financial interest to withdraw cash from a completed Plan while still making regular investments on an uncompleted Plan.

o You may not receive dividends and distributions in cash while you are receiving cash withdrawals under the program.

If your Plan is part of an IRA and you are age 59 1/2 or older, you may participate in the program even if you have not completed your 180 investments under the Plan. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. If you are eligible and notify the Custodian in writing in advance that you do not intend to complete all 180 investments, then you may be eligible to participate in a program.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a Systematic Withdrawal Program, it is a taxable transaction.

You may discontinue the Systematic Withdrawal Program, change the amount and schedule of withdrawal payments, or suspend one payment by notifying the Custodian in writing at least 7 business days before the end of the month preceding a scheduled payment.

STATEMENTS AND REPORTS TO PLANHOLDERS

You will receive written notification after each transaction affecting your account. You also will receive the Fund's financial reports every six months. If you need additional copies, please call Boston Financial Data Services at 1-800-774-9697.

                     WHAT IF I HAVE QUESTIONS ABOUT MY PLAN?

If you have any questions about your Plan, you may write:

                      BOSTON FINANCIAL DATA SERVICES, INC.
                                  P.O. BOX 8300
                         BOSTON MASSACHUSETTS 02266-8300

You may also contact us by phone at the number listed below.

                                                 HOURS (EASTERN TIME,
DEPARTMENT NAME         TELEPHONE NO.           MONDAY THROUGH FRIDAY)
-------------------------------------------------------------------------
CLIENT SERVICES         1-800/774-9697          8:00 A.M. TO 6:00 P.M.

For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.




REPORT OF INDEPENDENT ACCOUNTANTS

Franklin/Templeton Distributors, Inc.

In our opinion, the accompanying consolidated statement of financial condition presents fairly, in all material respects, the consolidated financial position of Franklin/Templeton Distributors, Inc. (a wholly-owned subsidiary of Franklin Resources, Inc.) and subsidiaries as of September 30, 2000, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Company's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

November 8, 2000





             FRANKLIN/TEMPLETON DISTRIBUTORS, INC. AND SUBSIDIARIES


                  CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                               SEPTEMBER 30, 2000

ASSETS
Cash and cash equivalents                                         $ 67,763,547
Commissions and distribution fees receivable                        58,531,235
Receivable from Franklin Templeton Funds                            11,996,993
Investment securities                                               26,546,747
Deferred sales commission, net                                      36,431,044
Due from parent and affiliates                                      35,859,687
Property and equipment, net                                          4,876,040
Intangible assets, net                                             594,844,865
Prepaid expenses and other                                           4,071,082
                                                                --------------
Total assets                                                     $ 840,921,240
                                                                ==============
Liabilities and Stockholder's Equity
Liabilities:
 Commissions and distribution fees payable to dealers            $ 61,536,279
 Trade payables and accrued expenses                               60,008,017
 Due to affiliates                                                 32,831,060
                                                                -------------
   Total liabilities                                              154,375,356
                                                                -------------
Commitments (Note 6)
Stockholder's equity:
 Common stock, $1.00 par value, 20,000 shares authorized;
  2,355 shares issued and outstanding                                  2,355
 Capital in excess of par value                                1,276,990,444
 Accumulated other comprehensive income                            2,474,428
 Other                                                            (1,457,677)
 Accumulated deficit                                            (591,463,666)
                                                               ---------------
   Total stockholder's equity                                    686,545,884
    Total liabilities and stockholder's equity                 $ 840,921,240
                                                              ===============




The accompanying notes are an integral part of this consoldiated financial statement.



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENT


1. NATURE OF BUSINESS

Franklin/Templeton Distributors, Inc. (the Company) is a wholly-owned subsidiary of Franklin Resources, Inc. (FRI). The Company is registered with the Securities and Exchange Commission as a broker dealer and serves as the principal underwriter for the Franklin, Templeton and Mutual Series funds (the Funds).

The Company acts as a distributor for its sponsored Funds and receives commission and distribution fees. Commissions are earned primarily from fund sales. Distribution fees are generally based on the level of assets under management. These distribution fees include 12b-1 fees, paid by the funds in reimbursement for distribution expenses incurred up to a maximum allowed by each fund. A significant portion of underwriting commissions and distribution fees are paid to selling intermediaries.

The Company's subsidiaries are registered investment advisors with the Securities and Exchange Commission. They earn revenue from providing investment advisory services to its sponsored Funds. All services are provided under contracts that set forth the fees to be charged, usually based upon the level of assets in each fund. The contracts are subject to periodic review by the Funds' Board of Directors/Trustees and shareholders.

2. SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     The consolidated financial statements are prepared in accordance with generally accepted accounting principles which require the use of estimates made by management. Actual amounts may differ from these estimates. The consolidated financial statements include the accounts of Franklin/Templeton Distributors, Inc. and its wholly-owned subsidiaries. All material intercompany accounts and transactions between the Company and its subsidiaries have been eliminated from the consolidated financial statements.

     COMPREHENSIVE INCOME

     Total comprehensive income includes net loss and unrealized gains and losses on available-for-sale securities.

     REVENUE RECOGNITION

     Commissions on mutual fund share sales are recorded based on trade date. Investment management and distribution fees are accrued as earned.

     ADVERTISING AND PROMOTION

     Costs of advertising and promotion are expensed as incurred.

     CASH AND CASH EQUIVALENTS

     Cash and cash equivalents consist principally of amounts held in a money market fund for which an affiliate acts as investment adviser. Due to the relatively short-term nature of these instruments, the carrying value approximates fair value.

     INVESTMENT SECURITIES

     Investment securities consist of investments in the Funds held by the Company's subsidiaries, which are carried at fair value. Fair values are based on the last reported net asset value.

     Unrealized gains and losses on available-for-sale securities are reported within other comprehensive income as a separate component of stockholder's equity until realized. Realized gains and losses are recognized on the specific identification method.

     Both realized and unrealized gains and losses on marketable securities classified as trading for financial reporting purposes are included in income.






2. SIGNIFICANT ACCOUNTING POLICIES (CONT.)

     DEFERRED SALES COMMISSIONS

     Sales commissions paid to financial intermediaries in connection with the sale of certain Funds are deferred and amortized on a straight-line basis over a period of up to eighteen months, the period in which management estimates that they will be recovered from distribution plan payments and from contingent deferred sales charges.

     With respect to certain Fund's deferred sales commissions, the Company sells the right to future distribution plan payments and contingent deferred sales charges. Such sales are pursuant to an agreement with an affiliate of FRI.

     ALLOCATION OF INTERCOMPANY COSTS

     Certain management, computer, accounting and other administrative costs are allocated to the Company by its affiliates. These allocations are based on estimates and assumptions that are periodically reviewed and adjusted by management.

     TAXES ON INCOME

     The Company is included in the consolidated federal and combined California income tax returns of FRI. Fri allocates these income taxes to the Company using the separate return method with the exception that FRI does not allocate to the Company tax benefits arising from its net operating losses. The Company files its state income tax returns on a separate basis.

     Deferred taxes as of September 30, 2000 relate primarily to intangible asset amortization, deferred commissions, depreciation on property and equipment and compensation accruals. A valuation allowance has been recognized for all deferred amounts.

     PROPERTY AND EQUIPMENT

     Property and equipment are recorded at cost and are depreciated on the straight-line basis over their estimated useful lives. Expenditures for repairs and maintenance are charged to expense when incurred.

     INTANGIBLE ASSETS

     Intangible assets consist of the estimated value of goodwill, mutual fund management and other contracts. Assets are being amortized over various lives ranging from 5 to 40 years. The Company has evaluated the potential impairment of these assets on the basis of the expected future undiscounted operating cash flows without interest charges to be derived from these assets in relation to the carrying values and have determined that there is no impairment. At some future period, if such evaluations indicate that the carrying value of these assets cannot be recovered using this test, the assets will be adjusted to their fair values.

3. INVESTMENT SECURITIES

Investments, available-for-sale, at September 30, 2000:

                                                  2000
                          -----------------------------------------------------
                                            Gross        Gross
                                          Unrealized   Unrealized     Fair
                             Cost           Gain         Loss         Value
-------------------------------------------------------------------------------
Sponsored Funds           $11,407,205    $2,474,428      $--       $13,881,633

Investments, classified as trading, at September 30, 2000 consist of Sponsored Funds with a fair value of $12,665,114.





4. INTANGIBLE ASSETS

The following is a summary of intangible assets at September 30, 2000:

                                           AMORTIZATION
                                             PERIOD
                                            IN YEARS         2000
                                          -----------------------------------
     Goodwill                                   40      $126,169,051
     Management contracts                       40       510,490,000
     Other intangibles                          5-15      31,546,000
                                                        -------------
          Less accumulated amortization                  (73,360,186)
                                                        -------------
                                                         $594,844,865
                                                        =============

5. PROPERTY AND EQUIPMENT

The following is a summary of property and equipment at September 30, 2000:

        Furniture and equipment                          $ 14,924,318
        Less accumulated depreciation                     (10,048,278)
                                                         --------------
                                                          $ 4,876,040
                                                         ==============

6. COMMITMENTS

The Company leases automobiles and office equipment and office space under agreements expiring at various dates through fiscal year 2005 which are accounted for as operating leases. Lease commitments under non-cancelable operating leases as of September 30, 2000 are:

        2001                                               $1,128,681
        2002                                                1,158,860
        2003                                                1,197,876
        2004                                                1,197,876
        2005                                                  855,696
                                                           -----------
                                                           $5,538,989
                                                           ===========

7. EMPLOYEE BENEFIT AND INCENTIVE PLANS

FRI  sponsors  a  defined   contribution   and  profit   sharing  plan  covering
substantially all employees of FRI and its subsidiaries. The plan is funded on an annual basis as determined by the Board of Directors of FRI.

FRI sponsors an Annual Incentive Plan and other incentive programs covering certain employees of FRI and its U.S. subsidiaries.

8. RELATED PARTY TRANSACTIONS

FRI has agreed to continue to provide the financial support necessary to fund the Company's operations.

9. Net Capital Requirement

The Company is subject to the Securities and Exchange Commission Uniform Net Capital Rule (Rule 15c3-1), which requires the maintenance of minimum net capital. The Company has elected to use the alternative method, permitted by the rule, which requires that the Company maintain minimum net capital, as defined, equal to $250,000. At September 30, 2000, the Company had net capital of $6,393,145, which was $6,143,145 in excess of its required minimum.










GLOSSARY

1933 ACT - Securities Act of 1933, as amended

1940 ACT - Investment Company Act of 1940, as amended

CODE - Internal Revenue Code of 1986, as amended

CUSTODIAN - State Street Bank and Trust Company

DISTRIBUTORS - Franklin Templeton Distributors, Inc., the principal underwriter. Also referred to as the Sponsor.

FRANKLIN TEMPLETON FUNDS - Includes all of the U.S. registered mutual funds, of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.

FRANKLIN TEMPLETON INVESTMENTS - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FTB&T - Franklin Templeton Bank & Trust, an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

FUND - Templeton Capital Accumulator Fund, Inc., the underlying investment for the Plans.

INVESTMENT COUNSEL - Templeton Investment Counsel, Inc., the Fund's investment manager

IRA - Individual retirement account or annuity qualified under section 408 of the Code

IRS - Internal Revenue Service

NASD  -  National   Association  of  Securities  Dealers,   Inc.,  a  non-profit
self-regulatory organization operating under the supervision of the SEC.

NET ASSET VALUE (NAV) - The net asset value of a mutual fund is determined by deducting the Fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price of Plan shares is based on the Net Asset Value per share of the Fund, plus any applicable Sales Charges. One Plan share equals one fund share. The public offering price of Fund shares is Net Asset Value per share. Shares of the Fund may be initially acquired through an investment in Templeton Capital Accumulation Plans II. The charges for the first year of a Plan can amount to 50% of the amounts paid during that year under the Plan.

PLANS - The Templeton Capital Accumulation Plans II

RESOURCEs - Franklin Resources, Inc.

SAI - Statement of Additional Information

SALES CHARGES - The Sponsor receives compensation for creating your Plan and for selling expenses and commissions to dealers, which is deducted from each of the first twelve monthly investments as a Sales Charge.

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SPONSOR - Franklin Templeton Distributors, Inc., the principal underwriter. Also referred to as Distributors.

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the Plan trust, the Sponsor and/or the Custodian.






APPENDIX

                      OFFICERS AND DIRECTORS OF THE SPONSOR

The following sets forth the directors and executive officers of the Sponsor:

Gregory E. Johnson, Chairman of the Board and Director, is President, Member-Office of the President, Franklin Resources, Inc.; Vice President, Franklin Advisers, Inc.; and President and Chief Executive Officer and Director, FTTrust Company.

Peter D. Jones, President.

Rupert H. Johnson, Jr., Vice President and Director, is Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources, Inc., Director of Franklin Advisers, Inc., Franklin Investment Advisory Services, Inc. and
Franklin/Templeton Investor Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and Director and Chairman of the Board of Franklin Management, Inc.

Harmon E. Burns, Vice President and Director, is Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Executive Vice President of Franklin Advisers, Inc.; and Director, Franklin Investment Advisory Services, Inc., Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.

Charles B. Johnson, Vice President, is Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; and Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.

Charles E. Johnson, Senior Vice President, is Director and President, Member-Office of the President, Franklin Resources, Inc., President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Director, Templeton Investment Counsel, Inc.; Chairman of the Board and President, Franklin Investment Advisory Services, Inc.

Daniel T. O'Lear, Executive Vice President.

Harry G. Mumford, Jr., Senior Vice President, is Executive Vice President and President, Bank Trust Sales Division of Templeton/Franklin Investment Services, Inc.

Leslie M. Kratter, Secretary, is Senior Vice President and Secretary, Franklin Resources, Inc. and Franklin Templeton Services, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc., Franklin/Templeton Investor Services, Inc., Templeton Worldwide, Inc., Franklin Agency, Inc., Templeton/Franklin Investment Services, Inc., Franklin Management, Inc., Templeton Global Investors, Inc. and Franklin Mutual Services, LLC.

Philip J. Kearns, Vice President, is Vice President, Franklin Agency, Inc.

Jack Lemein, Vice President, is Executive Vice President, Franklin Advisers, Inc.; and Vice President, Franklin Management, Inc.

Vivian J. Palmieri, Vice President, is Vice President, Franklin Investment Advisory Services, Inc.

Michael Corcoran, Treasurer, Chief Financial Officer and Designated Financial and Operations Principal is Vice President and Controller, and Principal Accounting Officer, FT Companies, Inc., and Franklin Templeton Services, Inc.; Vice President and Controller, FTTrust Company and Templeton Investment Counsel, Inc. and Vice President-Accounting, Templeton Global Investor, Inc.

Other Senior Vice Presidents of the Sponsor include Edward V. McVey, Phil Edelstein, John R. McGee, Kent P. Strazza, Robert N. Geppner, Jim A. Escobedo and Michael Hackett.

Other Vice Presidents of the Sponsor include Ken Leder, Laura Komar and Murray Cleaner.

A blanket bond in the amount of $210,000,000 covers all officers and employees of the Sponsor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson and Gregory E. Johnson.